Exhibit 10.25

Cirrus Aircraft Change Request Purchaser: Flewber, Inc Serial Number: Registration: Order Date: Mobile Phone: Email: 0209 N619GK 04/03/2023 (917) 337 - 7774 marc@flewber.com Main Address: 1411 Broadway 38th Floor New York, NY 10018 United States This Change Request to the Aircraft Order is herewith submitted for Cirrus Aircraft review and approval . If approved, it will be made a supplement of and is made a part of the above - referenced Order and shall in no way void or nullify any provision thereof except to the extent specified below and attested to by the signatures of both parties to the original Order . Revised Closing Date - Paragraph 5 of the Cirrus Vision Jet SF50 Cirrus Certified Aircraft Purchase Agreement (the "Agreement") shall be amended as follows: 5. Closing and delivery shall take place in Knoxville, TN on June 22 nd , 2023 . At Closing Seller shall provide all document(s) necessary or required to convey a clear, free and marketable title, clear of any and all liens and encumbrances, to the Aircraft and with Purchaser making a payment in full to the Seller for the Aircraft and executing the Delivery Receipt for the Aircraft. If the Purchaser fails to close for any reason not the fault of Seller, Seller may retain its remedy therefore, the remitted or escrowed deposits as liquidated damages and not as penalty. If Seller fails to close for any reason not the fault of Purchaser, on or prior to June 22 nd , 2023 then Purchaser’s sole remedy shall be to terminate this Agreement upon written notice to Seller and receive a refund of all payments previously made by Purchaser to Seller under this Agreement. Within ten (10) business days after receipt of such termination notice from Purchaser, Seller shall remit to Purchaser a refund of all such payments. PURCHASER AGREES THAT ITS SOLE REMEDY FOR ANY FAILURE OF SELLER TO PERFORM ANY PART OF THIS AGREEMENT OR ANY OTHER SELLER DEFAULT IS LIMITED TO THE RETURN OF SUCH PAYMENTS, AND IN NO EVENT SHALL PURCHASER BE ENTITLED TO ANY, OR OTHER DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY CLAIMED LOST ITS, LOST REVENUES, OR LOSS OF USE OF THE AIRCRAFT. Agreed to and effective this day: 6/14/23 Seller: Cirrus Aircraft By: Purchaser: Flewber, Inc By: Date Signed: 6/14/2023 | 9:34:10 AM CDT Name: Boni Caldeira Title: Vice President, Aircraft Sales Date Signed: 6/14/2023 | 6:24:00 AM PDT Name: Marc Sellouk Title: President Page 1 of 1 DocuSign Envelope ID: D5420301 - 55B1 - 496A - 9E54 - DF164223DA76 DocuSign Envelope ID: 4FFD9D76 - CAD6 - 452E - 9A92 - 22250C2971DE